Exhibit 99.5

December 16, 2013

Investor Q&A

Hock Tan - Avago Technologies Limited - President and CEO

This will now conclude our prepared remarks. Operator, please open up the call for any questions.

Operator

(Operator Instructions)

James Schneider with Goldman Sachs.

James Schneider - Goldman Sachs - Analyst

Good morning. Thanks for taking my question. I was wondering if you could discuss any areas in terms of the broad focus of LSI where you might consider paring back the focus, whether that’s on the storage or networking side, or any lower marketing areas you might look to reduce investment in?

Hock Tan - Avago Technologies Limited - President and CEO

James, good to hear from you. I have to admit, this is still — first and foremost, let me add, we’re very impressed with the market positioning of the various LSI products. And we wouldn’t have done this transaction otherwise. We are very. At this stage in the game, though, I think it’s a bit premature and definitely very early to comment on any of that. We have to understand precisely what we have and the dynamics of each of those markets. But within those markets, as I indicated in my remarks very clearly, we see very strong franchises. And we certainly intend to maintain those franchises.

James Schneider - Goldman Sachs - Analyst

Great. And then maybe as a follow-up, can I maybe ask, at least in your view, if you had to think about Avago’s growth rate before the transaction and now what the natural top-line growth rate would be after the transaction, both on a top line and EPS basis, how do you think this transaction changes that?

Tony Maslowski - Avago Technologies Limited - CFO

Jim, it’s Tony here. Again, as you’ve heard us say before, our long-term growth model of Avago was high single digits, low double digits. I think with the transaction we’re getting to probably a combined range of 6% to 8% going forward for the long-term model.

Hock Tan - Avago Technologies Limited - President and CEO

And if I could add, that’s top line. We see, as Tony said correctly, we see on a combined basis realistically of 6% to 8%, thereabout. Basically from high to 10% before to probably mid to high single digits where we see it. That’s on the top line. On the bottom line, from an earnings per share point of view, because of our financial structure of this deal, and the accretion we expect to come over the long term, we see earnings per share growing much faster than what you have here. We do see earnings per share growing in the double digits on an annual basis.

James Schneider - Goldman Sachs - Analyst

Thank you very much.

Operator

Ross Seymore with Deutsche Bank.

Ross Seymore - Deutsche Bank - Analyst

Hi, guys. Thanks for letting me ask a question. Tony, any way to benchmark what sort of accretion? When you talk about things being significantly and immediately accretive, any magnitude you could put around that for us?

Tony Maslowski - Avago Technologies Limited - CFO

Again, I think if you just do the simple math of the combination and where they are today on an EPS basis, and obviously we’re not issuing any shares through this, so I think that’s the way you get to the math on it. If you’re trying to leak into the ideas of what were immediate synergies, we have a goal in mind and we’ll be describing that more as we go forward.

Ross Seymore - Deutsche Bank - Analyst

And then as far as the operating margin improvement that you’re going to put into place, Hock, is it going to be a combination of both revenue synergies where you might trim some areas? Somewhat like Jim’s question. Is it going to be just on the revenue side or is it primarily going to be a cost exercise?

Hock Tan - Avago Technologies Limited - President and CEO

You’re right, Ross, it will definitely be both. We’ll look at it on a total basis. And we’ll look at it beyond just one. Think about it this way. We have two companies, two sets of businesses, two companies that we will be integrating on one single common platform. That’s the purpose of this particular transaction. We will put both sets of businesses on a common platform. And we will do it in a very disciplined and expeditious manner, but also in a very careful and thoughtful manner in terms of various businesses. And we are not talking of just one, we’re talking of both.

And the synergies obviously a lot to come from an SG&A platform. There’s no hiding that. There’s an element of that. Simply because we spends 6.5% on SG&A and LSI spends 11.5%. And the combined total might even be more interesting. But also, beyond that, from some of my prepared remarks, we’re talking about strategic opportunities that now open up, especially in wired infrastructure and networking, that both our capabilities would leverage much better on. And we see making wired infrastructure and enterprise storage a particular area of focus in this combination.

Ross Seymore - Deutsche Bank - Analyst

Great. Hock, one last one, if I could sneak it in. You mentioned about the volatility of the wireless side. It’s still going to be 25% of your business.

Hock Tan - Avago Technologies Limited - President and CEO

At least.

Ross Seymore - Deutsche Bank - Analyst

Right. What were you getting at with mentioning that? It seems like you’re clear that there’s going to be even bigger volatility going forward. Can you give us a little more color, to the extent you can, on what you’re really pointing to there?

Hock Tan - Avago Technologies Limited - President and CEO

No, I can’t. And I won’t. But just believe me, if it is going — basically we expect wireless to continue to be a very good growth business. And as I pointed out in my last earnings call, which many of you guys picked up on, that volatility, as we grow, and grow bigger, in the wireless business, because of the characteristic of this business of few leading OEMs with major product ramps, the volatility during any year, the seasonal volatility, so to speak, to be precise, enhances, increases for us. And we see that going up even more for us, rather than less. And that’s really the extent to which I’d like to comment.

Ross Seymore - Deutsche Bank - Analyst

Great. Thank you.

Operator

Blayne Curtis with Barclays.

Blayne Curtis - Barclays Capital - Analyst

Hi, guys. Congrats. And, Abhi and the LSI team, congrats to you guys. I wanted to go back to synergies. There’s actually not a lot of overlap in the Company. So I was just wondering where those synergies are coming from. And then the timing of which. How long will it take you to realize those?

Hock Tan - Avago Technologies Limited - President and CEO

I think in some ways the beautiful thing is the lack of overlap. But, at the same time, there is very clear complementary benefits from putting parts of our business together with Abhi’s part of his business. And that’s relates a lot into the space we both loosely call either wired infrastructure or networking, one and the same. Those two parts do overlap and we do serve some common customers, as you pointed out. But more than that, for those common customers we now will have, as the combination, present very strong capabilities.

As I mentioned, repeating what I said earlier, in this area, which is going to be the largest area in the both combined entities, Avago has fiber optics, in fact we are the leader in technology in fiber optics and extremely strong SerDes. Equally, LSI has extremely strong architectures and SoC capability, very well-known through that and included in it is the strength in also multi-core processors. Those various capabilities under one roof focus on this set of data center, enterprise, end networking set of customers and service providers.

We’ll basically be able to, as I mentioned, optimize solutions of fiber together with silicon chips for those various customers. Something that we do not see out there today. We see very disparate players. We don’t see a player that can offer both the transmission of data as well as the processing of data in those switches and routers. We can provide both. And through that ability to provide solutions — and I mean not just hardware, but architecture, as well as software — we believe we will add value to those customers, and, through that, create value for our business model.

Blayne Curtis - Barclays Capital - Analyst

Thanks for that. Then just a question, Tony, on maybe capital structure and use of cash. You’ve been committed to increasing the dividend. Obviously the combined Company will have significant cash flow. Can you talk about is there any change to the dividend plans. And then going forward how do you think about levels of debt on the Company? Would you be paying it down or is there some level that you would be happy keeping long term?

Tony Maslowski - Avago Technologies Limited - CFO

On the dividend specifically, you know our dividend policy. And I think I stressed in my prepared remarks that we’ll continue the dividend policy. The increases and so forth we have always looked at those on a quarterly basis with our Board and so forth. But I believe this deal provides us the flexibility to continue some of the things we’ve done in the past. As far as capital structure, I think long term we will pay down the debt to a level that we’re comfortable with, and then consider those opportunities, depending on what the debt markets look like, as well as how our free cash flow and some of the synergies are going. That’s a two-year-out question and we’re keeping all possibilities open.

Blayne Curtis - Barclays Capital - Analyst

Okay. Thanks for that.

Operator

Doug Freedman with RBC.

Doug Freedman - RBC Capital Markets - Analyst

Great. Thanks for taking my question, guys. And congratulations on putting a deal this size together. If I could, Hock, could you talk a little bit about — you mentioned putting the teams together under one roof. Do you look at putting these R&D teams together? Or are you going to operate LSI’s business units pretty much as they’re operating? How do you envision the merged company execution-wise?

Hock Tan - Avago Technologies Limited - President and CEO

That’s a very interesting question and I’m sure it’s a question very much suited when we close the deal. I’ll be honest. I think it’s premature. We have to understand what we have here, just as the LSI team has to understand what Avago is. It’s a mutual thing. As I say, it’s about putting two sets of business on a common platform. And I’m sure there will be inter-consolidation and integration where it makes a lot of sense. As example, in our custom silicon business.

But there are others which are very much standalone franchises on both sides, which makes sense to keep doing what they’re doing very well. So it will be a mix. But we’ll be very deliberate and thoughtful as we put these two companies together, once we’re able to do so upon closing. And it’s probably better addressed, and I’ll be in a bit better position to give you guys a sense of that down the road, after closing. At this point, just keep in mind the possibilities are huge and we are very open about that.

Doug Freedman - RBC Capital Markets - Analyst

Tony, could you share with us what the long pole in the tent is to getting this deal closed? Is there regulatory concerns or is it just — if you could share with us what is in the critical path?

Tony Maslowski - Avago Technologies Limited - CFO

Again, I think the single longest pole is some of the country antitrust type things you have to go through, specifically in Asia. That’s the longest pole in the tent. We don’t expect anything, but, again, we have to be watchful and respond quickly. So, again, that’s why we set the six months into the calendar year. We’re pretty of confident it will get done in that time frame.

Doug Freedman - RBC Capital Markets - Analyst

Great. Thank you.

Operator

Vivek Arya with Bank of America-Merrill Lynch.

Vivek Arya - BofA Merrill Lynch - Analyst

Thanks for taking my question. Maybe one more on operating synergies because that’s an important component of this deal. Hock, your operating margin’s at about 30%. And I think LSI in the past has set operating targets of 20% to 22%. So, when you combine the two companies, isn’t it more realistic to assume the combined margins best case would be somewhere in the mid-20%s rather than in the high 20%s? And where I’m going with that is, some parts of LSI business, like the hard disk drive business, there is some customer concentration. And in the data center business on the flash side it’s still in somewhat early stages, so probably needs more investment. So, I’m just trying to get a realistic feel for where operating margins can be a year out of the deal.

Hock Tan - Avago Technologies Limited - President and CEO

I think, Tony, in these prepared remarks, what you said factually is very precise. But you will also hear what Tony said in his prepared remarks, which I stand solidly behind. Long term, we are very convinced we will combine these two companies on a common platform that will deliver a 30% operating profit margin to our shareholders. Now, the specific deals of that I think it is probably premature at this early stage. And, as I said, this is definitely a combination with a lot of opportunities, both financial, but also, don’t forget, strategic very clearly for Avago, as well as for LSI businesses. And there are plenty of areas where we can basically add a lot of value to each other.

As an early question perceived. So, because of that, even though we do expect realistically to gauge growth for this combined company to be mitigated on a combined basis from around 10% a year, which is one Avago historically has been achieving, to probably mid to high single digit, we believe we will make up — more than make up — for it with profitability and earnings per share growth. And part of it is also from the way we are structuring the financing of this deal. That we can get our earnings per share up at least double digits per year on a long-term basis, on a sustained long-term basis. And it starts from the fact that, as Tony said, we will drive operating profitability to the Avago model.

Vivek Arya - BofA Merrill Lynch - Analyst

Got it. And then maybe one follow-up for Tony. Tony, is there something that stands out that increases the risk of not getting any regulatory approval? Is there anything in the business product combination, customer concentration, et cetera, that in any way increases that risk at all? And just another housekeeping — how to model interest expenses and from what time. Thank you.

Tony Maslowski - Avago Technologies Limited - CFO

Again, on the regulatory side, we don’t expect anything. It’s just we’re watchful of what’s been happening in certain countries. So you can see some randomness in some countries in the way the filings happen and the time delay. So, we don’t expect anything different from that. There’s nothing unique, I think, about our profile and so forth. It’s just the country-by-country ticking that we have to do. Again, that’s why we set the six months.

And then on the interest basis, we gave you an interest rate as of today. And, again, I think what we’ll do is we’ll, in the future, give you some targets about how our maintenance on cash is going. And then we’ll just simply be paying down debt, anything over that maintenance level on our cash balance. That’s the way you’d have to model it going forward, is some steady decline in the overall term loan as we go forward.

Vivek Arya - BofA Merrill Lynch - Analyst

Is it a minimum level of cash you need to hold, Tony, for the combined company? That’s my last question. Thank you.

Tony Maslowski - Avago Technologies Limited - CFO

Yes, that’s what I’m saying. We’re still working through all that. But I think in our models and all the rest we’re pretty comfortable with the number that we’ll disclose to you in the future, and then that will help you model interest rates going forward versus the cash flow of the Company.

Vivek Arya - BofA Merrill Lynch - Analyst

Okay. Thank you. Good luck.

Operator

Romit Shah with Nomura.

Romit Shah - Nomura Asset Management - Analyst

Yes, thanks a lot. The deal looks very accretive. I wanted to press you guys a little bit, though, on the long-term combined growth rate of the two companies. Hock, if I look at LSI’s historical growth rate really over any period, one, three, five years, it’s been negative. So, I’m just curious how you got comfortable with the revenue performance, because the historical data would imply that the long-term growth rate of the Company is going to be more like 3%. Thank you.

Hock Tan - Avago Technologies Limited - President and CEO

I guess the assumptions, Romit, you start with, are probably incorrect.

Abhi Talwalkar - LSI Corporation - President and CEO

Romit, this is Abhi. I’m not sure how familiar you are with the Company. But I think your growth rate probably factors into the divestitures that we’ve made in the last three, four years. In particular, our systems business. And we transformed the Company into a pure play semiconductor company. If you look at the growth rate of the Company from 2009 through 2012 ending, the Company averaged 17% growth rate, or CAGR. Which was really in the top 10 percentile of the industry. So, we’re very confident. And obviously very confident in terms of product cycles that we’ve talked to many of our investors over the past several quarters as we go into 2014 and 2015. Frankly, across all our product lines.

Hock Tan - Avago Technologies Limited - President and CEO

Okay. Starting with that assumption, obviously for you guys in terms of our forward-looking statements here, we have mitigated that and applied over that the Basel long-term model and hence, we come to that mid to high single digit. Frankly, one thing here is there’s a core here in LSI, and just as there’s a core here in Avago, and we are looking at the core businesses going forward, combining the core business to drive that particular growth rate, Romit. And that’s why we feel very comfortable with mid to high single-digit top-line growth rate over the next several years.

Romit Shah - Nomura Asset Management - Analyst

Okay. That’s helpful. Are there any pieces of the LSI platform, Hock, that you find in particular very attractive? Thank you.

Hock Tan - Avago Technologies Limited - President and CEO

We believe LSI is a very strong player in those couple areas we mentioned earlier. One is hard disk drive and the other area where a big part of their business is very driven and focused really on data center and enterprise. Less so on kline. And that we find of particular value and particular sustainability going forward. And the second area that is also practically a franchise is LSI’s leadership in the area of storage and server connectivity, areas of particular products of SaaS, [sasler], controllers and rate adaptive counts and systems, all for storage, enterprise storage in particular and server connectivity, where it’s practically a franchise and a very strong leadership. We find those two businesses extremely profitable, very well known, in fact, and extremely stable and sustainable.

Romit Shah - Nomura Asset Management - Analyst

Okay. Thank you. Good luck.

Operator

Alex Gauna, JMP Securities.

Alex Gauna - JMP Securities - Analyst

Thanks so much for taking my question. I’m wondering what percentage of revenues is LSI exposed to networking? And, specifically, will Avago be seeing its Cisco exposure as a percentage of sales going up, down, stay the same? Thank you.

Abhi Talwalkar - LSI Corporation - President and CEO

From an LSI overall revenue composition standpoint, about 78% of the business is storage and about 17% or so is networking. Of that 17% networking, it’s split across, I’d say, evenly across wired as well as telecom infrastructure. Wired being data center or enterprise switching.

Hock Tan - Avago Technologies Limited - President and CEO

And if I could, in the overlap, to extent that. And there is overlap in products and customers. Less so, obviously, in capabilities which extend across all service providers and enterprise networking. But the overlap on a particular customer side is, you’re right, among others, is the enterprise custom ASIC business, in particular.

Obviously Avago doesn’t do standard products. LSI does do standard products. But when it comes to custom ASIC, there is some overlap, not necessarily in all customers. Obviously, Cisco is one.

And to answer your question directly, will, on a combined basis the Cisco percent of our overall business, Avago’s business, be diluted — yes, initially. Initially it will be. We are confident as we would hopefully come up with, and we plan to come up with, very strong optimized and comprehensive solutions, as I mentioned, between fiber and silicon as our two teams combine to work together and do that. That we will over the longer term grow businesses in customers, among others, enterprise networking customers like Cisco. But in the short term, mathematically, it will be dilution.

Alex Gauna - JMP Securities - Analyst

Quick question in terms of how you founder and manufacture the products. Are you on the same process nodes? How long would it take for you guys to start merging product road maps? Thank you.

Hock Tan - Avago Technologies Limited - President and CEO

I think we are very — depending on the particular businesses, but I assume you’re referring to enterprise networking — very similar. And the foundry, we both use TSMC.

Alex Gauna - JMP Securities - Analyst

Okay. And then one last quick one. I know you’ve spent a number of years paring down some of your legacy consumer exposure, consumer PC exposure. You’re going to be getting some of that back with the storage assets of LSI. Can you talk about how that fits into your thinking in your business model?

Hock Tan - Avago Technologies Limited - President and CEO

Yes, happy to do that. In fact, we see, as I mentioned, as I responded to an earlier question, we see two particular areas, among others, of very strong interest and attractiveness to us. One is, as I mentioned, the hard disk drive business and combined, in a way, with flash. And here we see that concentration of business in this particular sector for LSI is in data centers and enterprises, less so on [klines], particular notebooks. Their strength is very much on the server side, the enterprises and some desktops, as well. All these are big businesses, end markets that are, as you may know, particularly stable, as opposed to the declining notebook, mobile PC market. And that’s the big difference here in this whole sector. Abhi might want to add.

Abhi Talwalkar - LSI Corporation - President and CEO

Just to add also, again, for those of you that may not know the Company well, from a revenue composition standpoint approximately 50% of our revenues are exposed to data centers, large to hyper scale, as well. And obviously we’ve got 17% of the business in the networking space. The other thing I think that’s important to mention is our hard disk drive business is heavily exposed across enterprise drives and 3.5-inch near-line drives, which are also going into cloud and data center environments. And, yes, there’s a desktop exposure but we have very little to no exposure in the notebook space. And that’s partly been also by design. And, as we see our share gains over the coming one to two years, those share gains will actually be in enterprise, as well as in desktops. And desktops we believe are a much more stable part of the client storage marketplace.

Alex Gauna - JMP Securities - Analyst

Thanks so much. Congratulations on the deal.

Operator

Craig Hettenbach.

Craig Hettenbach - Morgan Stanley - Analyst

Thank you. Hock, just a question going back to the organic growth rate. Because I know at the time when you did CyOptics a while back there was some questions on growth. And, obviously, you guys have talked about how strategic it is to you. And then now doing this deal. So if you can go back to the Avago side in terms of that high single-digit to low double-digit growth, if you can just talk about the positioning there over the next year or two.

Hock Tan - Avago Technologies Limited - President and CEO

Okay. The CyOptics deal, to begin with, since you touch on that, has been going very well. In fact, it’s going extremely well, much better than we thought it would, simply from the fact it’s very strategic. We’re developing products that in single mode, longer reach fiber, I should say, using automating lasers from CyOptics that are going to be used in data centers, something we would be challenged to do using our own technology previously. So that’s a strategic side.

But from a business point of view, they’re doing very well because, to be honest, I think we’re in a telecom bubble. Fiber to the home in China seems to be very strong. That helped the fab utilization CyOptics. Also, from long reach networks, which is one of CyOptics’ sweet spot is, especially the 100G coherent lasers. We’re basically out of capacity at this stage. And we’re obviously consolidating it into Avago now to improve productivity from that area.

So that just addresses optics. But from an overall business point of view, you heard about, what we talked about in our recent earnings call, especially in respect in the near term our fiscal quarter that will end in January, nothing much has changed. We’re in a bit of a seasonal trough for industrial, somewhat. And obviously some year-end budget spending on enterprise.

Having said that, the wireless business, which used to be seasonally down in our fiscal Q1, the quarter ending January, is sustaining. I guess is the uniqueness of concentration in the smartphone business that we’re addressing. That is our biggest market now. And, as I pointed out, very much, is sustaining very well this quarter. And we see our market positioning, as I pointed out earlier, strengthening in next-generation OEM designs, which will put us in a nice position if you look over one year. What it says, though, if you look at it on a quarterly basis, will just put us on very high volatility going forward.

Craig Hettenbach - Morgan Stanley - Analyst

Okay. Thanks for that.

Operator

With no further questions —.

Tom Krause - Avago Technologies Limited - VP Corporate Development

Thank you, operator. We will now wrap up the call.

Operator

Thank you for your participation in today’s conference. This concludes the presentation. You may now disconnect. And have a great day.

Additional Information and Where to Find It; Participants in Solicitation

This communication is being made in respect of the proposed transaction involving LSI Corporation (“LSI”) and Avago Technologies Limited (“Avago”). The proposed transaction will be submitted to the stockholders of LSI for their consideration. In connection with the proposed transaction, LSI will prepare a proxy statement to be filed with the SEC. LSI and Avago also plan to file with the SEC other documents regarding the proposed transaction. LSI’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of LSI. Investors will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) filed with the SEC from the SEC’s website at http://www.sec.gov. Investors will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by going to www.lsiproxy.com, by writing to LSI Corporation, 1110 American Parkway NE, Allentown, PA 18109, Attn: Response Center, or by calling 1 (800) 372-2447.

LSI and Avago and their respective directors, executive officers may be deemed to be participants in the solicitation of proxies from LSI’s stockholders with respect to the meeting of stockholders that will be held to consider the proposed Merger. Information regarding LSI’s directors and executive officers is contained in LSI’s Annual Report on Form 10-K for the year ended December 31, 2012, the proxy statement for LSI’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2013, and subsequent filings which LSI has made with the SEC. Information regarding Avago’s directors and executive officers is contained in Avago’s Annual Report on Form 10-K for the year ended October 28, 2012, the proxy statement for the Avago’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on February 20, 2013, and subsequent filings which Avago has made with the SEC. Investors may obtain additional information regarding the interests of LSI and its directors and executive officers in the proposed Merger, which may be different than those of LSI’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger, when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

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